Cabana Target Leading Sector Conservative ETF SCHEDULE OF INVESTMENTS	January 31, 2022 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.7%
COMMODITY – 9.6%
Goldman Sachs Physical Gold ETF*	370,369	$6,624,050
EQUITY – 40.7%
Invesco Nasdaq 100 ETF	23,984	3,581,051
SPDR Dow Jones Industrial Average ETF Trust	9,918	3,482,011
Vanguard Consumer Discretionary ETF	11,392	3,502,357
Vanguard Health Care ETF	56,964	13,975,548
Vanguard Utilities ETF	23,189	3,505,017
		28,045,984
FIXED INCOME – 49.4%
Vanguard Intermediate-Term Treasury ETF	51,890	3,394,644
Vanguard Long-Term Bond ETF	34,514	3,400,664
Vanguard Long-Term Treasury ETF(a)	316,526	27,256,054
		34,051,362
TOTAL EXCHANGE-TRADED FUNDS
(Cost $68,406,097)		68,721,396

SHORT-TERM INVESTMENTS – 0.3%

Invesco Government & Agency Portfolio - Institutional Class, 0.03%(b)	189,402	189,402
TOTAL SHORT TERM INVESTMENTS
(Cost $189,402)		189,402
TOTAL INVESTMENTS – 100.0%
(Cost $68,595,499)		68,910,798
Liabilities in Excess of Other Assets – (0.0)%		(13,611)
TOTAL NET ASSETS – 100.0%		$68,897,187

*	Non-income producing security.
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.vanguard.com.
(b)	The rate is the annualized seven-day yield at period end.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal period to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value at beginning of the period	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Value at the end of the period	Number of Shares at the end of the period	Dividend Income	Capital Gain Distributions
WisdomTree Bloomberg U.S. Dollar Bullish Fund	$–	$28,151,053	$(28,643,341)	$492,288	$–	$–	–	$–	$–